UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 22, 2006

                                  Bluefly, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Delaware                 001-14498            13-3612110
    ----------------------------     ------------     ----------------------
    (State or other jurisdiction     (Commission          (IRS Employer
         of incorporation)           File Number)     Identification Number)

       42 West 39th Street, New York, New York                 10018
      -----------------------------------------             ----------
      (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (212) 944-8000


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                        SECTION 5 - FINANCIAL INFORMATION

            ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 22, 2006, Bluefly, Inc. (the "Company") issued a press release, announcing its financial results for the year ended and quarter ended December 31, 2005. Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of such press release.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

                  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS

99.1 Press Release dated February 22, 2006

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              BLUEFLY, INC.
                                              (Registrant)

Date:  February 23, 2006                      By:    /s/ Patrick C. Barry
                                                     ---------------------------
                                              Name:  Patrick C. Barry
                                              Title: Chief Operating Officer and
                                                     Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit No.
-----------
99.1          Press release issued by the Company on February 22, 2006.